CAPITAL MARKETS UPDATE SEPTEMBER 2014 6584 POPLAR AVENUE MEMPHIS, TN 38138 / WWW.MAAC.COM

2 SUCCESSFUL TRANSFORMATIVE MERGER FURTHER STRENGTHENS PLATFORM 3 SOLID DEMAND DRIVES POSITIVE LEASING OUTLOOK 4 CAPITAL RECYCLING CONTINUES TO STRENGTHEN PORTFOLIO A PLATFORM FOR FULL - CYCLE PERFORMANCE • Long - term established record of top - tier shareholder returns • 82 Quarters of consistent and growing dividend returns • Focus on top - tier job growth and new household formation markets • Well diversified across both large and secondary markets – full cycle profile 2 • Job growth/new supply ratios remain strong • Resident turnover remains low • Rent to income ratios support outlook for continued above average rent growth • Average age and asset quality has steadily improved • Internal earnings growth rate continues to improve • Merger expanded redevelopment opportunity • Good deal flow supports efforts to strengthen portfolio and long - term value accretion • Long - term record of above average same store NOI growth • Markets and platform support continued strong leasing outlook • Balance sheet well positioned to support steady growth • Comparative pricing of forward earnings and dividend yield offers compelling opportunity 5 ATTRACTIVE OPPORTUNITY 1 WELL BALANCED ACROSS HIGH - GROWTH SUNBELT REGION • Merger with CLP improves scale and expands capabilities • Integration on track and nearing completion • Newly merged company has strong balance sheet position • Commercial asset recycling nearing completion • Development pipeline lease - up on track

SUPERIOR LONG - TERM PERFORMANCE 3 12.1% 10.2% 7.8% 4.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% MAA-US SNL US REIT Equity S&P 500 DJIA Total Shareholder Return Annualized over 10 Years June 30, 2014 Source: SNL Equity Research $ 112,642 $10,000 $30,000 $50,000 $70,000 $90,000 $110,000 $130,000 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Return on Investment Value of $10,000 MAA Investment Dividends Reinvested June 30, 1994 – June 30, 2014 Source: SNL Equity Research

* KeyBanc Capital Markets, The Leaderboard, Sept. 12, 2014 CONSISTENT AND GROWING DIVIDEND RETURNS 4 $1.21 $2.00 $2.04 $2.14 $2.20 $2.30 $2.32 $2.34 $2.34 $2.34 $2.34 $2.35 $2.38 $2.42 $2.46 $2.46 $2.46 $2.51 $2.64 $2.78 $ 2.92E 0% 20% 40% 60% 80% 100% $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Annual Dividends and FFO Payout Ratio 82 Consecutive Quarterly Cash Dividends Paid Dividend Payout Ratio • Steady management in portfolio quality and balance sheet strength has established a strong basis for continued dividend growth • Dividend constitutes a meaningful component of TSR over the long haul (57% of 12.9% annual compounded TSR over 20 years) • 2014 AFFO Payout Ratio of 70.4% versus sector average of 72.2%*

FULL - CYCLE PERFORMANCE PROFILE; SUPERIOR LONG - TERM RESULTS WELL DIVERSIFIED ACROSS HIGH - GROWTH SUNBELT REGION 5 Nevada Arizona Texas Mississippi Arkansas Kentucky Missouri Virginia North Carolina South Carolina Alabama Florida Georgia Tennessee Large Markets % of Total Q2’14 NOI 1 Atlanta, GA 7.5% 2 Austin, TX 7.4% 3 Raleigh/Durham, NC 6.9% 4 Fort Worth, TX 6.0% 5 Charlotte, NC 5.9% 6 Dallas, TX 5.5% 7 Nashville, TN 5.0% 8 Tampa, FL 4.2% 9 Orlando, FL 3.7% 10 Houston, TX 3.2% 60 % of total 1 Secondary Markets % of Total Q2’14 NOI 1 Jacksonville, FL 4.3% 2 Charleston, SC 3.5% 3 Savannah, GA 3.2% 4 Memphis, TN 2.6% 5 Richmond, VA 2.6% 6 Birmingham, AL 2.1% 7 Greenville, SC 1.9% 8 San Antonio, TX 1.7% 9 Huntsville, AL 1.6% 10 Norfolk/Hampton/Virginia Beach, VA 1.4% 40 % of total 1 (1) Distribution based on total proforma combined same store Q2 2014 NOI MAA DIVISION OFFICES • Dallas, Texas • Atlanta, Georgia • Nashville, Tennessee • Jacksonville, Florida • Charlotte, North Carolina

-10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013* MAA Large MAA Secondary MAA Sector GOOD PERFORMANCE IN THE “UP” PART OF THE CYCLE AND DOWNSIDE PROT ECTION IN THE “DOWN” PART OF THE CYCLE – COMPETITIVE GROWTH WITH LOWER VOLATILITY OVE R THE FULL CYCLE FULL CYCLE PERFORMANCE 6 Same store NOI growth Source: Green Street Residential Sector Update – May 26, 2014 MAA Average 2.4% Sector Average 2.2% LARGE MARKETS: Markets with a population of at least 1 million and at least 1 % of the total public multifamily REIT units SECONDARY MARKETS: M arkets with either a population less than 1 million or less than 1% of the total multifamily REIT units, or both *2013 Results include Q1 - Q3 2013 MAA - only same store and Q4 2013 total combined proforma same store.

MAA

MERGER INTEGRATION UPDATE

Completed to Date		Remainder of 2014	2015 and Beyond
Final management structure in place – combining both legacy MAA and CLP personnel	Completed migration to one property management system	Realize 100% of stated overhead synergy opportunity on a run rate basis	Begin to capture earnings accretion from development pipeline and asset recycling
Completed consolidation of all payroll, HR, GL, and AP systems	Captured majority of overhead synergy opportunity on run rate basis	Complete remaining portion of $250M-$350M planned commercial and multifamily dispositions	Continue to capture NOI synergy benefits
Formally launched new corporate identity	Exited significant portion of operating commercial assets-$84M completed; $36M under contract	Complete all remaining merger and integration activities (final systems customizations and enhanced reporting)	Increased redevelopment of legacy CLP portfolio ongoing
Obtained $2.6 billion of lender consents to combine balance sheets	Completed construction of majority of legacy CLP development pipeline	Majority of lease up communities stabilized	Exit significant portion of remaining non core assets and redeploy capital
Completed public bond offerings (inaugural, follow on, legacy CLP bond exchange) totaling $1 billion public bond float	Redevelopment underway on legacy CLP portfolio		Existing lease up and development pipeline fully stabilized by end of 2015
			Continue active recycling of lower margin assets

ORIGINAL EXPECTATIONS FOR OVERHEAD AND EXPENSE SYNERGIES ($25 MILLION), NOI OPERATING UPSIDE, AND REDEVELOPMENT OPPORTUNITIES REMAIN INTACT.

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STRONG INVESTMENT GRADE BALANCE SHEET AND MANAGEABLE DEBT MATURITY PROFILE 8 Credit metrics MAA LT Target Total unencumbered assets to book value 66.9% 65% - 70% Net debt / recurring EBITDA 1 6.4x 6.0x Net d ebt / gross assets 2 42.8% 40% - 45%GAV Secured debt / gross assets 2 19.5% 15% - 20% Fixed charge coverage ratio 3 3.6x 3.8x - 4.0x Note: As of 6/30/14 (1) Recurring EBITDA represents the six months ended June 30, 2014 on an annualized basis (2) Gross assets is defined as the total assets plus accumulated depreciation (3) Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark - to - market debt adjustmen t Debt maturity profile ($mm) $0 $372 $190 $525 $434 $1,955 2014 2015 2016 2017 2018 2019+ 0.0% 10.7% 5.5% 15.1% 56.2% % maturing 12.5%

STRONG CREDIT RATINGS AND BOND COVENANT COVERAGE 9 Credit ratings Agency Rating Outlook Fitch Ratings 1 BBB Positive Moody’s Investors Service 2 Baa2 Stable S&P Ratings Services 1 BBB Stable (1) Mid - America Apartment Communities, Inc. & Mid - America Apartments, LP (2) Mid - America Apartments LP only Public Bond Covenants Required Actual Compliance Limit on Incurrence of Total Debt 60% or less 43.3% Yes Limit on Incurrence of Secured Debt 40% or less 19.5% Yes Ratio of Consolidated Income Available for Debt Service/Annual Debt Service Charge 1.5:1 or greater for trailing 4 quarters 4.36x Yes Maintenance of Unencumbered Total Asset Value Greater than 150% 274.4% Yes Enclave, Charlotte, NC

PRICING ON NEW LEASES AND RENEWALS CONTINUED TO BE STRONG IN JULY AND AUGUST WHILE PHYSICAL OCCUPANCY CONTINUED TO IMPROVE. JULY - AUGUST 2014 LEASING UPDATE 10 95.0% 95.2% 95.8% 94.9% 95.4% 96.1% 95.0% 94.9% 95.4% 94.2% 94.4% 94.6% 94.8% 95.0% 95.2% 95.4% 95.6% 95.8% 96.0% 96.2% June July August Average Daily Physical Occupancy Portfolio Large Markets Secondary Markets 4.2% 3.4% 5.6% 4.6% 2.3% 1.6% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Jul-Aug Year over Year % Jul-Aug Lease over Lease % New Lease Pricing Portfolio Large Markets Secondary Markets 6.0% 7.4% 7.1% 8.0% 4.1% 6.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Jul-Aug Year over Year % Jul-Aug Lease over Lease % Renewal Lease Pricing Portfolio Large Markets Secondary Markets

FOCUS ON STRONG DEMAND MARKETS, STRIVE TO MITIGATE SUPPLY PRESSURES 11 0 0.2 0.4 0.6 0.8 1 1.2 1.4 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014E MAA Large MAA Secondary Top 25 Institutional 0.8% 1.3% 1.8% 2.3% 2.8% 3.3% 3.8% 2014 2015 2016 MAA Large MAA Secondary Top 25 Institutional Projected Employment Growth Multifamily Permitting Growth • Large market segment provides superior job growth (key factor for rent growth) with higher new supply tendencies = More cyclicality • Secondary market segment provides steady job growth with lower relative supply tendencies = Less cyclicality Source: Moody’s economy.com and U.S. Census Bureau

*Expected stabilized NOI yield between 7% and 8% DEVELOPMENT AND LEASE - UP PIPELINE 12 Development and Lease - Up Pipeline ($mm, except per unit costs) at June 30, 2014 Total Expected MSA Units to Date to Complete Total Per Unit Stabilized Active Development *: CG at Bellevue Phase II Nashville 220 13.2$ 17.5$ 30.7$ 140$ 3Q15 220 Riverside Jacksonville 294 25.1$ 16.2$ 41.3$ 140$ 4Q15 Total Active Development 514 38.3$ 33.7$ 72.0$ 140$ Total Percent ConstructionExpected MSA Units Cost Occupied Finished Stabilized Lease Up Communities: Seasons at Celebrate Virginia II Fredericksburg 251 45.1$ 93% N/A 3Q14 CR at Frisco Bridges Dallas 252 36.5$ 96% 2Q13 3Q14 Stonefield Commons Charlottesville 251 47.7$ 89% N/A 4Q14 CG at Lake Mary III Orlando 132 16.2$ 52% 2Q14 4Q14 CR at South End Charlotte 353 57.1$ 84% 2Q14 4Q14 CG at Randal Lakes Orlando 462 52.5$ 63% 1Q14 1Q15 Total Lease Up Communities 1,701 255.1$ 80% Cost Expected Cost

REDEVELOPMENT PIPELINE 13 2013 Results • Redeveloped approximately 2,600 units at an average cost of approximately $4,200 per unit • Achieved an average rent increase of $89 per month ($1,068 per year), 11% higher than non - redeveloped units • Generated a cash on cash return of 24% assuming 95% occupancy Future Redevelopment Opportunity • We have identified 30% - 50% of the legacy CLP portfolio as a target for redevelopment • In 2014, we plan to redevelop 4,000 units (half legacy MAA and half legacy CLP) at a cost of approximately $17 million, achieving an $80 average monthly rent increase • Assuming an $80 per month increase, every 4,000 units redeveloped creates $3.6 million of additional NOI opportunity once fully leased (assuming 95% occupancy) or $65 million of additional value at a 5.5% cap rate BEFORE 1 3 2 4  Stainless Appliances  Faux Granite Countertops  Updated Cabinetry  Wood Plank Vinyl Flooring  Updated Plumbing/ Lighting Fixtures AFTER 5

*Updated J uly 30, 2014, Second Quarter 2014 Earnings Release, Supplemental Data 2014 GUIDANCE 14 2014 Guidance* Range Core FFO/Share $4.79 - $4.95 ($4.87 Midpoint) Core AFFO/Share $4.04 - $4.20 ($4.12 Midpoint) SS Revenue Growth 3.0% - 3.5% SS Expense Growth 1.5% - 2.5% SS NOI Growth 4% - 4.5% Multifamily Acquisition Volume $200 - $300 Million Multifamily Disposition Volume $125 - $175 Million Commercial / Land Disposition Volume $125 - $175 Million Development Investment $60 - $65 Million G&A and Property Management Expenses $53 - $55 Million Merger and Integration Expenses $12 - $13 Million Average Interest Rate 4.3% - 4.5% Leverage (Net Debt/Total Gross Assets) 42% - 45% Unencumbered Asset Pool (% of Total Gross Assets) 65% - 70%

CONTINUOUS PORTFOLIO UPGRADE THROUGH CAPITAL RECYCLING 15 • MARKET ENTRY San Antonio, TX; Charlotte, NC; Kansas City, MO; Richmond, VA; Fredericksburg, VA; Charlottesville, VA • MARKET EXPANSION Dallas/Fort Worth, TX; Orlando, FL; Atlanta , GA; Phoenix, AZ; Raleigh, NC; Nashville , TN; Austin, TX; Tampa, FL; and Greenville, SC; among others • MARKET EXIT/CONTRACTION Memphis, TN; Valdosta , GA; Thomasville, GA; Melbourne, FL; Cincinnati, OH; Athens, GA; Grenada , MS; Greensboro, NC; Augusta, GA; Columbus, GA Market Focus : 2009 - 2014 Venue at Cool Springs, Nashville, TN Multifamily Capital Redeployment Price (000s) Units Acquisitions by Year (wholly-owned): 2009 78,300$ 1,064 2010 230,050$ 2,138 2011 362,515$ 3,055 2012 345,075$ 2,451 2013 148,825$ 1,137 2014 1 177,903$ 1,567 1,342,668$ 11,412 Dispositions by Year (wholly-owned): 2 2009 29,800$ 840 2010 -$ - 2011 23,950$ 534 2012 113,200$ 2,254 2013 131,300$ 2,108 2014 1 157,550$ 2,662 455,800$ 8,398 (1) Includes YTD Closed at 9/19/2014 (2) Excludes $84M Commercial Asset Dispositions

2014 TRANSACTIONS UPDATE



Stonefield Commons, Charlottesville, VA



Cityscape at Market Center, Dallas, TX

Acquisitions to Date (as of 9/19/14):

PROPERTY	MARKET
Grand Cypress*	Houston, TX
Venue at Stonebridge Ranch*	Dallas, TX
Stonefield Commons	Charlottesville, VA
Cityscape at Market Center	Dallas, TX
Verandas at Southwood*	Tallahassee, FL

*Purchase of partner's interests in Fund II assets

TOTAL ACQUISITIONS OF $178 MILLION WITH AN AVERAGE AGE OF 4 YEARS AND AVERAGE CAP RATE OF 5.8%.

Dispositions to Date (as of 9/19/14):

PROPERTY	MARKET
Willow Creek	Columbus, GA
CV at North Arlington	Fort Worth, TX
CV at Vista Ridge	Fort Worth, TX
Greenbrook	Memphis, TN
CV at Inverness	Birmingham, AL
CV at Charleston Place	Charlotte, NC
Ansley Village**	Macon, GA
CV at Ashford Place	Mobile, AL
CV at Huntleigh Woods	Mobile, AL

**Sale of remaining Fund II asset

TOTAL WHOLLY OWNED DISPOSITIONS OF $158 MILLION WITH AN AVERAGE AGE OF 30 YEARS AND AVERAGE CAP RATE OF 7%.

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STEADY RECYCLING PROGRAM IMPROVING INTERNAL EARNINGS GROWTH PROFILE PROTECTING DOWNSIDE CYCLE RISKS SUPPORTING FULL - CYCLE PERFORMANCE Historical Portfolio Allocation (as a % of GAV) 27% 27% 30% 35% 39% 43% 44% 48% 50% 52% 49% 49% 50% 63% 73% 73% 70% 65% 61% 57% 56% 52% 50% 48% 51% 51% 50% 37% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Large Secondary 17 MAA remains committed to a full - cycle strategy supported by allocating capital between both large and secondary markets.

SUMMARY 18 x 20 year track record of superior growth in shareholder value x Annualized 10 year return of 12 . 1 % assuming reinvestment of dividend a t June 30 , 2014 x Merger related opportunities and scale creates upside over the next 2 - 3 years x Outlook for continued solid leasing fundamentals across Sunbelt region x Pipeline of redevelopment, lease - up and new development to contribute to earnings x Continuing to create higher value through capital recycling x Solid investment grade balance sheet strength ; well positioned x Pricing upside compared to sector average multiple and dividend yield

FORWARD LOOKING STATEMENTS 19 Certain matters in this presentation may constitute forward - looking statements within the meaning of Section 27 - A of the Securities Act of 1933 and Section 21 E of the Securities and Exchange Act of 1934 . Such statements include, but are not limited to, statements made about anticipated economic and market conditions, expectations for future demographics , expectations for future performance and capture of synergies, and expectations for acquisition and disposition transaction activity . Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward - looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as the impact of legislation, as well as the other general risks inherent in the apartment and real estate businesses . Reference is hereby made to the filings of Mid - America Apartment Communities, Inc . , with the Securities and Exchange Commission, including quarterly reports on Form 10 - Q, reports on Form 8 - K, and its annual report on Form 10 - K, particularly including the risk factors contained in the latter filing . Eric Bolton Chairman and CEO 901 - 248 - 4127 eric.bolton@maac.com Al Campbell EVP, CFO 901 - 248 - 4169 al.campbell@maac.com Tim Argo SVP, Finance 901 - 248 - 4149 tim.argo@maac.com Jennifer Patrick Investor Relations 901 - 435 - 5371 jennifer.patrick@maac.com Contact